UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08371

T. Rowe Price Real Estate Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1. Report to Shareholders

Real Estate Fund	June 30, 2016

The views and opinions in this report were current as of June 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

A continued low interest rate environment remained a dominant factor influencing the pricing and desirability of many asset classes, including real estate and real estate securities. Total returns provided by real estate investment trusts (REITs) during the first half of 2016 were robust and positive across both quarters—but not without significant volatility along the way. The Real Estate Fund produced strong absolute returns but trailed its index and peer group, a result of our relative lack of exposure to certain niche and specialty REITs during the period. Continued investor uncertainty could result in bond yields that remain “lower for longer” and continue to attract investors to income-generating securities.

During the six-month period ended June 30, 2016, the Real Estate Fund returned 9.10%, which trailed the 11.60% turned in by the benchmark Wilshire U.S. Real Estate Securities Index and the 9.65% return for the Lipper Real Estate Funds Index. (The returns for the Advisor Class and I Class vary, reflecting their different fee structures.)

DIVIDEND DISTRIBUTION

On June 27, 2016, your fund’s Board of Directors declared a second-quarter dividend of $0.15 per share to shareholders of record on that day, which was paid on June 29. You should have received your check or statement reflecting this distribution. This brings total distributions for the first half of the year to $0.28 per share. (Advisor Class distributions were $0.13 per share in the second quarter and $0.24 for the first half, while I Class shares totaled $0.16 and $0.30 for the respective periods.)

MARKET ENVIRONMENT AND STRATEGY

The year began on the heels of the first Federal Reserve rate hike in nearly a decade, with the Fed indicating a desire for as many as four additional hikes during the year in a bid to return to a more normal monetary policy. That plan was quickly discarded in the face of significant global market volatility that saw broad stock indices plummet into February while long-term interest rates simultaneously declined as investors crowded into perceived safe havens. Several major central banks continued aggressive easy monetary policies in an effort to stimulate reticent economies and battle deflationary pressures. Concerns about slowing growth in China also worried markets, and investors couldn’t seem to decide if low oil prices were good or bad for economies. Terrorism fears and gridlocked partisan politics were clearly factors inhibiting confidence and growth.

In many respects, the markets were in uncharted territory during the first half of 2016. While the Fed was seeking to raise interest rates, the 10-year Treasury yield continued to decline and approached record lows last seen in 2012. Meanwhile, yields for some other long-dated sovereign bonds actually turned negative in key markets like Germany, Japan, and Switzerland. During the second quarter, uncertainty revolved around the United Kingdom’s referendum to depart the European Union (EU). The UK’s vote in favor of Britain’s exit (aka Brexit) was a stunning defeat for the prime minister and surprised countless prognosticators. Even with the vote results known, there remains great uncertainty as no EU member has ever left before, and there is yet no clarity on the timing, terms, and impact of this pending “divorce.” As with other divorces, this could be done amicably or become quite messy and disruptive. With this added uncertainty relating to a large trading partner, and in conjunction with a very disappointing May U.S. jobs report, there continued to be crowding into the perceived safe haven of U.S. Treasuries.

With bond yields increasingly pressured, the pursuit for alternative sources of income persisted, which benefited the shares of higher dividend-paying stocks such as utilities, consumer staples, and REITs. Overall REIT returns were positive during both quarters, though with substantial volatility and with significant performance differences among various REIT subsectors.

We would characterize this first half of 2016 as one in which many niche and specialty REITs outperformed areas viewed as more traditional in commercial real estate. For example, data center REITs outperformed markedly this period, with several of them generating returns in excess of 40% in just six months. Higher-yielding REITs tended to outperform, including several “triple net” REITs that are often viewed as having more bond-like characteristics with longer lease durations. Also, some niche residential REITs, including student accommodations, manufactured housing communities, and single-family rentals outperformed traditional apartment REITs during the period.

Following this period of strong performance, many of the niche REITs appear to trade at significant premiums to their underlying net asset values (NAV). While we see risks in this premium pricing, we also recognize that such premiums can offer a cost-of-capital advantage to companies that can issue shares to make accretive acquisitions for external growth. That said, we are often wary of aggressive external growth through widespread acquisitions that can be challenging to integrate and may contain some downside surprises hidden among large purchases. In general, our preference remains for internally generated growth, in line with our risk-aware inclinations.

As with certain bonds, we see potential risks for bond-like REITs if we enter a pronounced period of rising interest rates. We also see potential risks for REITs trading at substantial premiums to NAV, should investors decide such premiums are unwarranted. Finally, we have generally shied away from properties that we view as so specialized that they would present a substantial challenge to re-tenant or repurpose. Our fund’s focus has been (and remains) on more traditional commercial real estate subsectors, many of which did not perform as strongly this period as some specialty REITs.

PORTFOLIO REVIEW

Among our traditional real estate subsectors, industrial REITs stood out for strong performance this period, including DCT Industrial Trust and Eastgroup Properties. While the growth in e-commerce is perceived as a risk to many retailers, it is viewed as rewarding to providers of distribution space that can facilitate this channel growth. Additionally, we are convinced that there are multiple ways to benefit from the e-commerce trend, not just through our distribution centers, but also with continued demand within key retail venues that can thrive as a component of the omnichannel retailing world where consumers are shopping online and in brick-and-mortar stores. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We view class A malls as having a valuable role in this environment, not just for direct sales, but also as important showcases and gathering places for goods and services. That said, some malls are in need of investment to transform and adapt to emerging trends. Already, many malls are adding more experience-oriented components and services such as theaters and restaurants. We are generally proponents of these transformations, although we recognize that some entail substantial expenditures and, in some cases, significant execution risks. Indeed, we were surprised by the magnitude and scope of some proposed changes to Taubman Centers’ portfolio, such that we decided to eliminate the position because of uncertainty and possible disruption during substantial redevelopment work. However, we still view the company’s portfolio favorably and will look to revisit the investment based on changing comfort level.

Meanwhile, local shopping centers, particularly those with desirable necessity components, appeared to be of less concern in the retailing landscape as investors strongly bid up shares in names such as Weingarten Realty Investors, Regency Centers, and Urban Edge Properties, each of which provided returns greater than 20% during the first half of 2016. Another 20%-plus performer this period was Healthcare Realty Trust, which is our lone holding within the healthcare subsector, and we were pleased to see the investment outperform the subsector average this period.

New construction supply in New York City appeared to generate some investor concerns and adversely affected a number of our portfolio names across different subsectors this period. Specifically, office landlord SL Green Realty was weak along with apartment owner Equity Residential and lodging REIT Host Hotels & Resorts. In the long run, we view New York City as a desirable, high-barrier market with substantial supply constraints, and thus we generally view weakness in shares as buying opportunities. We added to all three positions during the first half of the year. Elsewhere in lodging, we were sorry to lose the highly regarded CEO of RLJ Lodging Trust, but we are pleased that he will be the CEO of the proposed REIT spinoff of properties from our Hilton Worldwide Holdings.

OUTLOOK

We expect a clearer picture to develop throughout the remainder of the year, for better or worse, on at least some of the factors that have been impacting interest rates. While May’s U.S. monthly jobs report was a cause for concern, the rebound in June was quite welcome. Continued job growth against a modest supply picture is encouraging to U.S. real estate fundamentals, and we note that the majority of our portfolio relates to domestic assets with exposure to the U.S. dollar, which could further insulate them from global uncertainties and appeal to investors seeking income from such assets.

By our next shareholder letter, we will know the outcome of U.S. elections, we will have seen more data points on the U.S. economy, and we will perhaps have a better understanding of the conditions for Britain’s exit from the EU and the impact of the departure. However these issues play out, we will continue to construct the portfolio through a bottom-up approach since we believe that returns in our sector are more affected in the long term by earnings growth than by short-term gyrations in interest rates.

We would like to thank you for your continued support and confidence.

Respectfully submitted,

David M. Lee
President of the fund and chairman of its Investment Advisory Committee

July 26, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Due to its concentration in the real estate industry, the fund’s share price could be more volatile than that of a fund with a broader investment mandate. Trends perceived to be unfavorable to real estate, such as changes in the tax laws or rising interest rates, could cause a decline in share prices.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings ratio (or multiple): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Wilshire U.S. Real Estate Securities Index: A float-adjusted, market capitalization-weighted index composed of publicly traded REITs and real estate operating companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/16
Simon Property Group	9.1%
General Growth Properties	4.8
AvalonBay Communities	4.7
Prologis	4.7
Equity Residential	4.2
Public Storage	4.1
Regency Centers	3.9
Essex Property Trust	3.6
Federal Realty Investment Trust	3.6
Macerich Company	3.6
SL Green Realty	3.5
Douglas Emmett	3.1
Camden Property Trust	3.0
Kimco Realty	3.0
Boston Properties	2.9
Vornado Realty Trust	2.7
Weingarten Realty Investors	2.4
Healthcare Realty Trust	2.3
DCT Industrial Trust	2.3
Alexandria Real Estate	2.0
Kilroy Realty	2.0
Urban Edge Properties	2.0
Highwoods Properties	1.9
Acadia Realty Trust	1.7
Host Hotels & Resorts	1.6
Total	82.7%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/16	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE						
Beginning of period	$ 27.49	$ 26.86	$ 21.21	$ 21.01	$ 18.36	$ 17.50
Investment activities						
Net investment income(1)	0.27	0.41	0.37	0.27	0.28	0.20
Net realized and unrealized gain / loss	2.22	0.84	5.88	0.42	2.83	1.06
Total from investment activities	2.49	1.25	6.25	0.69	3.11	1.26
Distributions						
Net investment income	(0.28)	(0.62)	(0.60)	(0.49)	(0.38)	(0.20)
Tax return of capital	–	–	–	–	(0.08)	(0.20)
Total distributions	(0.28)	(0.62)	(0.60)	(0.49)	(0.46)	(0.40)
NET ASSET VALUE						
End of period	**$ 29.70**	**$ 27.49**	**$ 26.86**	**$ 21.21**	**$ 21.01**	**$ 18.36**

Ratios/Supplemental Data

	6 Months Ended 6/30/16	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Total return(2)	**9.10%**	**4.78%**	**29.75%**	**3.28%**	**17.03%**	**7.32%**
Ratio of total expenses to average net assets	0.76%(3)	0.76%	0.76%	0.79%	0.78%	0.78%
Ratio of net investment income to average net assets	2.00%(3)	1.51%	1.54%	1.25%	1.35%	1.10%
Portfolio turnover rate	2.2%	6.6%	3.3%	3.5%	6.0%	4.9%
Net assets, end of period (in millions)	$ 5,946	$ 5,212	$ 4,826	$ 3,476	$ 3,392	$ 2,670

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

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Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 94.1%		
REAL ESTATE 94.1%		
Apartment Residential 16.7%		
American Campus Communities, REIT	1,258,500	66,537
AvalonBay Communities, REIT	1,696,800	306,086
Camden Property Trust, REIT	2,237,300	197,822
Equity Residential, REIT	3,977,400	273,963
Essex Property Trust, REIT	1,038,042	236,767
Post Properties, REIT	110,600	6,752
		1,087,927
Diversified 3.3%		
Alexander & Baldwin	1,132,400	40,925
Vornado Realty Trust, REIT	1,733,600	173,568
		214,493
Health Care 2.3%		
Healthcare Realty Trust, REIT	4,369,000	152,871
		152,871
Hotels/Lodging/Leisure 5.7%		
Hilton Worldwide Holdings	4,346,875	97,935
Host Hotels & Resorts, REIT	6,339,700	102,767
Pebblebrook Hotel Trust, REIT	2,077,900	54,545
RLJ Lodging Trust, REIT	2,689,900	57,698
Sunstone Hotel Investors, REIT	4,919,490	59,378
		372,323
Industrial 8.9%		
DCT Industrial Trust, REIT	3,164,425	152,019
EastGroup Properties, REIT	959,200	66,108
Prologis, REIT	6,231,000	305,568
Terreno Realty, REIT (1)	2,337,200	60,464
		584,159

Office 16.4%		
Alexandria Real Estate, REIT	1,275,200	132,009
Boston Properties, REIT	1,423,900	187,812
Douglas Emmett, REIT	5,630,100	199,981
Highwoods Properties, REIT	2,354,500	124,318
Kilroy Realty, REIT	1,973,700	130,837
Paramount, REIT	4,232,800	67,471
SL Green Realty, REIT	2,166,200	230,635
		1,073,063
Office & Industrial 1.5%		
PS Business Parks, REIT	916,100	97,180
		97,180
Other Real Estate 1.0%		
Weyerhaeuser, REIT	2,111,360	62,855
		62,855
Regional Mall 17.5%		
General Growth Properties, REIT	10,440,000	311,321
Macerich Company, REIT	2,721,000	232,346
Simon Property Group, REIT	2,749,200	596,302
		1,139,969
Self Storage 4.1%		
Public Storage, REIT	1,035,200	264,587
		264,587
Shopping Center 16.7%		
Acadia Realty Trust, REIT	3,147,106	111,785
Federal Realty Investment Trust, REIT	1,428,000	236,405
Kimco Realty, REIT	6,290,700	197,402
Regency Centers, REIT	3,022,463	253,071
Urban Edge Properties, REIT	4,357,650	130,120

The accompanying notes are an integral part of these financial statements.

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Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,945,628)	$ 6,510,712
Dividends and interest receivable	20,427
Receivable for shares sold	9,573
Other assets	266
Total assets	6,540,978
Liabilities	
Payable for shares redeemed	12,448
Investment management fees payable	3,016
Due to affiliates	224
Other liabilities	2,413
Total liabilities	18,101
NET ASSETS	$ 6,522,877
Net Assets Consist of:	
Undistributed net investment income	$ 10,732
Accumulated undistributed net realized loss	(132,084)
Net unrealized gain	2,565,084
Paid-in capital applicable to 219,460,639 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	4,079,145
NET ASSETS	$ 6,522,877
NET ASSET VALUE PER SHARE	
Investor Class	
($5,945,681,681 / 200,205,481 shares outstanding)	$ 29.70
Advisor Class	
($468,571,694 / 15,596,651 shares outstanding)	$ 30.04
I Class	
($108,623,503 / 3,658,507 shares outstanding)	$ 29.69

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 57,473	$ 78,218
Net realized gain	82,760	183,412
Change in net unrealized gain / loss	411,017	(30,249)
Increase in net assets from operations	551,250	231,381
Distributions to shareholders		
Net investment income		
Investor Class	(55,670)	(111,593)
Advisor Class	(3,664)	(7,206)
I Class	(685)	–
Decrease in net assets from distributions	(60,019)	(118,799)
Capital share transactions*		
Shares sold		
Investor Class	825,282	1,547,815
Advisor Class	84,394	247,557
I Class	104,638	669
Distributions reinvested		
Investor Class	41,484	88,260
Advisor Class	3,638	7,153
I Class	563	–
Shares redeemed		
Investor Class	(583,553)	(1,355,239)
Advisor Class	(57,781)	(179,457)
I Class	(3,125)	–
Redemption fees received	237	557
Increase in net assets from capital share transactions	415,777	357,315
Net Assets		
Increase during period	907,008	469,897
Beginning of period	5,615,869	5,145,972
End of period	**$ 6,522,877**	**$ 5,615,869**
Undistributed net investment income	10,732	13,278

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Real Estate Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term growth through a combination of capital appreciation and current income. The fund has three classes of shares: the Real Estate Fund original share class, referred to in this report as the Investor Class, incepted on October 31, 1997; the Real Estate Fund–Advisor Class (Advisor Class), incepted on December 31, 2004; and the Real Estate Fund–I Class (I Class), incepted on December 17, 2015. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class quarterly. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $31,000 for the six months ended June 30, 2016.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $583,190,000 and $123,615,000, respectively, for the six months ended June 30, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of December 31, 2015, the fund had $164,644,000 of available capital loss carryforwards, which expire as follows: $89,393,000 in fiscal 2017 and $75,251,000 in fiscal 2018.

At June 30, 2016, the cost of investments for federal income tax purposes was $3,994,379,000. Net unrealized gain aggregated $2,516,333,000 at period-end, of which $2,595,573,000 related to appreciated investments and $79,240,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2016, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver. For the six months ended June 30, 2016, the I Class operated below its expense limitation.

Pursuant to this agreement, less than $1,000 of expenses were repaid to Price Associates during the six months ended June 30, 2016. At June 30, 2016, there were no amounts subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended June 30, 2016, expenses incurred pursuant to these service agreements were $23,000 for Price Associates; $869,000 for T. Rowe Price Services, Inc.; and $321,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements, if any.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page

https://www3.troweprice.com/usis/corporate/en/utility/policies.html and scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation on operating expense with respect to the I Class). The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and I Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information als o indicated that the total expense ratio for the Investor Class was at or below the median for comparable funds, and the total expense ratio for the Advisor Class and I Class was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts (including subadvised mutual funds) and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business differ from those of the Advisor’s proprietary mutual fund business. The Board considered information showing that the Advisor’s proprietary mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various other relevant factors, including the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its proprietary mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for another institutional account and the degree to which the Advisor performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Real Estate Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2016